WELCOME TO AMERICA’S DINER® Investor Presentation November & December 2015

2 Denny’s Corporation urges caution in considering its current trends and any outlook on earnings disclosed in this presentation. In addition, certain matters discussed may constitute forward-looking statements. These forward-looking statements, which reflect the Company’s best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of Denny’s Corporation, its subsidiaries and underlying restaurants to be materially different from the performance indicated or implied by such statements. Words such as “expects”, “anticipates”, “believes”, “intends”, “plans”, “hopes”, and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated by these forward-looking statements include, among others: the competitive pressures from within the restaurant industry; the level of success of the Company’s operating initiatives, advertising and promotional efforts; adverse publicity; health concerns arising from food-related pandemics, outbreaks of flu viruses, such as avian flu, or other diseases; changes in business strategy or development plans; terms and availability of capital; regional weather conditions; overall changes in the general economy, particularly at the retail level; political environment (including acts of war and terrorism); and other factors from time to time set forth in the Company’s SEC reports, including but not limited to the discussion in Management’s Discussion and Analysis and the risks identified in Item 1A. Risk Factors contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (and in the Company’s subsequent quarterly reports on Form 10-Q). The presentation includes references to the Company’s non-GAAP financials measures. The Company believes that, in addition to other financial measures, Adjusted Income Before Taxes, Adjusted EBITDA, Free Cash Flow, Adjusted Net Income and Adjusted Net Income Per Share are appropriate indicators to assist in the evaluation of its operating performance on a period-to-period basis. The Company also uses Adjusted Income, Adjusted EBITDA and Free Cash Flow internally as performance measures for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including bonuses for certain employees. Adjusted EBITDA is also used to evaluate its ability to service debt because the excluded charges do not have an impact on its prospective debt servicing capability and these adjustments are contemplated in its credit facility for the computation of its debt covenant ratios. Free Cash Flow, defined as Adjusted EBITDA less cash portion of interest expense net of interest income, capital expenditures, and cash taxes, is used to evaluate operating effectiveness and decisions regarding the allocation of resources. However, Adjusted Income, Adjusted EBITDA, Free Cash Flow, Adjusted Net Income and Adjusted Net Income Per Share should be considered as a supplement to, not a substitute for, operating income, net income or other financial performance measures prepared in accordance with U.S. generally accepted accounting principles. See Appendix for non-GAAP reconciliations. Forward Looking Statements and Non-GAAP Financial Measures

3 United States (1,591) Canada (70) Puerto Rico (12) New Zealand (7) Mexico (6) Costa Rica (3) Honduras (3) Guam (2) Dominican Republic (2) Curaçao (1) El Salvador (1) Chile (1) United Arab Emirates (1) Denny’s Overview • Iconic brand with over 90% brand awareness in the U.S.* • 1,700 restaurants in 50 states and 12 countries and U.S. territories** • Highly franchised business with 91% of system franchised 399 3 6 24 45 190 27 79 35 11 4 4 29 24 15 8 5 3 4 14 2 41 9 4 5 7 20 138 17 28 6 20 54 16 22 37 43 39 2 28 53 7 9 25 1 2 3 11 4 7 * Source: Denny’s BrandTracker, Year End 2014. ** Data as of September 30, 2015, the end of Denny’s fiscal third quarter. 2

4 Denny’s Investment Highlights Consistently Growing Same-Store Sales Expanding Geographic Reach of Domestic and International Locations* Growing EPS with Highly Franchised Business** Strong Balance Sheet and Consistent Free Cash Flow** Building History of Consistently Returning Cash to Shareholders*** • System-wide same-store sales growth in 17 of last 18 quarters • Highest annual system-wide same-store sales since 2006 achieved in 2014* • Highest annual company same-store sales since 2004 achieved in 2014* • Opened 321 new restaurants in last five years • 38 new restaurants in 2014 including six international and three non-traditional locations • 72% decrease in Total Debt since the end of 2005 • $48.5M of Free Cash Flow** produced in 2014, after capital expenditures • Generated over $200M in Free Cash Flow** in the last five years • Allocated $52 million to repurchase 4.6M shares YTD 2015 • Allocated $160 million to share repurchase program since November 2010 • Over 18% decrease in basic shares outstanding since end of October 2010 • 18% Adjusted EPS** growth in 2014 with 91% Adjusted EPS** growth since 2010 * Data from Fourth Quarter 2014 Earnings Press Release dated February 18, 2015. ** See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Earnings per Share) and Free Cash Flow. *** Data as of October 30, 2015.

5 Drive Profit Growth for All Stakeholders Grow the Global Franchise Consistently Operate Great Restaurants Deliver a Differentiated and Relevant Brand “Become the World’s Largest, Most Admired And Beloved Family of Local Restaurants” Run Restaurants Serving Classic American Comfort Food at a Good Price Around the Clock Our Guiding Principles Guests First | Embrace Openness | Proud of Our Heritage | Hungry to Win | Power of We Brand Revitalization Plan Driving Results

6 “Offering a wide variety of unique and familiar craveable, Diner-esque products that you can’t make at home with the promise of Everyday Value.” America’s Diner Positioning “Deliver consistent, reliable service in an unpretentious environment worth leaving the home for while being open to all tastes and wallet sizes.” Delivering a Differentiated and Relevant Brand

7 Hispanic Families with Kids (under 12) Boomers Millennials • Account for about 1 in 5 of guest visits • Fastest growing segment of population • Over index in many core markets • Focused effort with traditional and new media • Account for about 1 in 4 guest visits • Represents about 35 million households • Kids Menu includes healthy choices • Exclusive content to speak to kids • Account for nearly 40% of guest visits • Second largest customer segment • Has the largest spending power • Exclusive partnership with AARP • Account for about 30% of guest visits • Largest customer segment • More diverse and more technological • Growing investment in new social media Focus on Four Key Customer Segments Driving Improvements

8 • Focus on better quality, more crave-able products led to improvement in more than 50% of the core menu over last four years through new products and enhanced ingredients Menu Evolution to Match Guests’ Needs

9 • Provide compelling products with tiered pricing strategy while utilizing $2-4-6-8 Everyday Value Menu to help drive traffic Limited Time Only Offerings Enhance Product Differentiation to Drive Traffic

10 • Approximately 28% of system restaurants have the Heritage image, including approximately 70% of company restaurants • Close to 30% of the system will have the Heritage image by year end 2015, including more than 75% of company restaurants • Going forward, approximately 50% of the franchised base is due for remodel in the 2016 to 2018 timeframe New Remodel Program Enhancing Traffic and Scores

11 Before After Heritage Remodel Program

12 Before After Remodeled Las Vegas Casino Royale Location

13 (4.2%) 0.5% 1.5% 0.5% 2.8% 1.8% 1.9% 2.4% 4.7% 7.2% 7.3% 6.1% (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2010 2011 2012 2013 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Denny's System-wide Same-Store Sales (Domestic) Denny's 2-year Same-Store Sales • Positive system-wide same-store sales in 17 of last 18 quarters • On track to achieve highest annual same-store sales growth for brand in over a decade * Current 2015 Annual Guidance provided with Third Quarter 2015 Earnings Press Release dated November 3, 2015. 2015 Annual Guidance for Same-Store Sales* Company: 6.0% to 6.5% Domestic Franchised: 5.2% to 5.7% Consistently Growing Same-Store Sales

14 • Investments in guest satisfaction and training tools helping to improve guest satisfaction scores • Close collaboration with franchisees executing remodels, improving speed of service and growing margins • Denny’s Pride Review Program introduced in 2014 with new team of coaches evaluating and sharing best practices Focus on Operating Great Restaurants Leading to Sustained Improvement

15 6% 22% 14% 8% 24% 26% 1 2 to 5 6 to 10 11 to 15 16 to 30 >3029 # of Franchisees 10 18 8 89 114 Ownership of 1,541 Franchise Restaurants* Strong Partnership with Franchisees • Well diversified, experienced and energized group of 268 franchisees • 36 operators with 11 or more restaurants make up around 52% of the system • High level of involvement with franchisees planning and executing initiatives through Brand Advisory Councils and Denny’s Franchisee Association (DFA) * Data as of December 31, 2014, the end of Denny’s fiscal year 2014.

16 • Growth initiatives have led to 321 new restaurant openings in last five years, with 90% opened by franchisees 34 40 136 61 40 46 38 (5) 10 107 27 3 12 2 (20) 20 60 100 140 180 2008 2009 2010 2011 2012 2013 2014 N ew R es ta u ra n t O p en in gs & N et R es ta u ra n t G ro w th ** New Restaurant Openings Net Restaurant Growth * Current 2015 Annual Guidance provided with Third Quarter 2015 Earnings Press Release dated November 3, 2015. ** Excludes acquisitions and relocations. Includes total of 123 Flying J Travel Center conversion openings with 100 opened in 2010 and 23 opened in 2011 and the temporary closure and reopening of the company operated restaurant in Las Vegas in 2014. Expanding Geographic Reach of Domestic and International Locations 2015 Annual Guidance for Restaurant Growth* New Restaurant Openings: 44 to 46 Net Restaurant Growth: 4 to 8

17 • Strong market presence in top markets in California, Texas, and Florida, in addition to Phoenix and Las Vegas • Development incentives focused on incentivizing new and existing franchisees to grow in new markets New & Emerging Markets* DMA Units Washington D.C. 21 Philadelphia 12 Hartford 10 New York 10 Atlanta 8 Charlotte 8 Boston 6 Nashville 3 Memphis 2 New Orleans 1 Domestic Growth Opportunity * Data as of September 30, 2015, the end of Denny’s third fiscal quarter. New & Emerging Markets defined as DMAs where Denny’s does not have #1 or #2 market share in Family Dining spending as defined by Restaurant Trends. Top 10 U.S. Markets* DMA Units Los Angeles 186 Phoenix 63 Houston 60 Sacramento / Stockton 52 Dallas / Ft. Worth 50 San Francisco/San Jose 44 Orlando 44 San Diego 41 Miami 37 Chicago 34

18 • 109 international restaurants with 33 new openings in last five years* * Number of international restaurants as of September 30, 2015, the end of Denny’s third fiscal quarter. ** Denny’s sold all of the rights to the country of Japan in 1984. ** Development Agreement for 30 Restaurants in the Middle East International Growth Opportunity United States (1,591) Canada (70) Puerto Rico (12) New Zealand (7) Mexico (6) Costa Rica (3) Honduras (3) Guam (2) Dominican Republic (2) Curaçao (1) El Salvador (1) Chile (1) United Arab Emirates (1)

19 Travel Centers Airports Universities Military Bases Growing Base of Non-Traditional Locations

20 $19.5 $25.2 $29.2 $32.9 $0.20 $0.26 $0.31 $0.37 $0 $10 $20 $30 $40 $50 $0.00 $0.10 $0.20 $0.30 $0.40 2011 2012 2013 2014 Adj u st ed N et In com e* ($ in Milli o n s) Adj u st ed N et In com e p er Sha re * Adjusted Net Income* Adjusted Net Income per Share* * See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Earnings per Share) and Free Cash Flow. • Highly franchised business model provides lower risk with more upside from meaningful base of high volume company restaurants Growing Earnings per Share*

21 • Generated over $200 million in Free Cash Flow* in the last five years * See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share and Free Cash Flow. ** Includes new construction capital expenditures for 21 Flying J conversion units. *** Current 2015 Annual Guidance provided with Third Quarter 2015 Earnings Press Release dated November 3, 2015. 2015 Annual Guidance*** Adjusted EBITDA*: $86 to $88 Million Free Cash Flow*: $40 to $42 Million Highly Franchised Business Model Generates Consistent Free Cash Flow* $23.1 $17.0 $11.6 $9.1 $8.1 $0.9 $1.1 $2.0 $2.8 $3.8 $27.4 $16.1 $15.6 $20.8 $22.1 $73.8 $81.8 $77.9 $76.9 $82.5 $22.4 $47.6 $48.8 $44.2 $48.5 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2010** 2011 2012 2013 2014 $ in Mi lli o n s Cash Capital Cash Taxes Cash Interest Adjusted EBITDA* Free Cash Flow*

22 • Financial flexibility to make brand investments while returning cash to shareholders 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Q3 2015** $0 $100 $200 $300 $400 $500 $600 To tal De b t / Adj u st ed EBIT D A * To tal De b t* ( $ M ) Total Debt* Total Debt / Adjusted EBITDA* * Total Debt is Gross Debt including Capital Lease Obligations. See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Earnings per Share) and Free Cash Flow. ** Data as of September 30, 2015, the end of Denny’s fiscal third quarter. Strong Balance Sheet with Significant Flexibility

23 • Approximately $160 million of Free Cash Flow allocated to repurchase 26 million shares since November 2010* • $92 million remaining in share repurchase authorization program* • $50 million accelerated share repurchase program announced November 9, 2015 * Data as of October 30, 2015. ** YTD through October 30, 2015. Returning Value to Shareholders $3.9 $21.6 $22.2 $24.7 $36.0 $51.6 $50.0 Q4 '10 2011 2012 2013 2014 2015 $0 $20 $40 $60 $80 $100 Sha re R ep u rc h ases ( $ M ) ** ASR

24 * See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Earnings per Share) and Free Cash Flow. • Consistently growing same-store sales through brand revitalization supported by improvements in food, service and atmosphere • Expanding geographic reach of domestic and international locations with traditional and non-traditional distribution points • Growing EPS* with highly franchised business provides lower risk profile with upside from operating 161 high volume restaurants • Strong balance sheet and consistent Free Cash Flow* with significant flexibility to support brand investments • Building history of consistently returning cash to shareholders through share repurchase program Denny’s Investment Highlights

WELCOME TO AMERICA’S DINER® APPENDIX

Non-GAAP Financial Reconciliations

$ in millions	2005	2006	2007	2008*	2009	2010	2011	2012	2013	2014*	YTD 2014**	YTD 2015**
Net income (loss)	($7.3)	$28.5	$29.5	$12.7	$41.6	$22.7	$112.3	$22.3	$24.6	$32.7	$23.0	$27.2
Provision for income taxes**	1.2	16.3	6.7	3.5	1.4	1.4	(84.0)	12.8	11.5	16.0	11.5	14.0
Operating gains, losses and other charges, net	3.1	(47.9)	(31.1)	(6.4)	(14.5)	(4.9)	2.1	0.5	7.1	1.3	1.0	1.7
Other nonoperating expense, net	(0.6)	8.0	0.7	9.2	(3.1)	5.3	2.6	7.9	1.1	(0.6)	(0.5)	0.5
Share-based compensation	7.8	7.6	4.8	4.1	4.7	2.8	4.2	3.5	4.9	5.8	3.0	5.5
Adjusted Income before Taxes	$4.2	$12.5	$10.5	$23.2	$30.0	$27.3	$37.3	$47.0	$49.2	$55.3	$38.1	$49.0
Interest expense, net	55.2	57.7	43.0	35.5	32.6	25.8	20.0	13.4	10.3	9.2	6.9	6.7
Depreciation and amortization	56.1	55.3	49.3	39.8	32.3	29.6	28.0	22.3	21.5	21.2	15.7	15.8
Cash pmts for restructuring charges and exit cost	(6.7)	(5.1)	(9.1)	(9.1)	(7.5)	(7.0)	(2.7)	(3.8)	(2.8)	(2.0)	(1.6)	(1.2)
Cash pmts for share-based compensation	(1.2)	(0.9)	(0.9)	(1.0)	(2.4)	(1.9)	(0.8)	(1.0)	(1.2)	(1.1)	(1.1)	(3.4)
Adjusted EBITDA	$107.6	$119.5	$92.9	$88.4	$85.0	$73.8	$81.8	$77.9	$76.9	$82.5	$58.0	$66.8
Adjusted EBITDA Margin %	11.0%	12.0%	9.9%	11.6%	14.0%	13.5%	15.2%	16.0%	16.6%	17.5%	16.9%	18.2%
Cash Interest Expense	(48.2)	(50.9)	(38.5)	(31.6)	(29.3)	(23.1)	(17.0)	(11.6)	(9.1)	(8.1)	(6.1)	(6.0)
Cash Taxes	(1.3)	(1.3)	(2.3)	(1.1)	(0.6)	(0.9)	(1.1)	(2.0)	(2.8)	(3.8)	(3.1)	(4.9)
Capital Expenditures	(47.2)	(33.1)	(33.1)	(27.9)	(18.4)	(27.4)	(16.1)	(15.6)	(20.8)	(22.1)	(17.9)	(20.8)
Free Cash Flow	$11.0	$34.3	$19.0	$27.9	$36.7	$22.4	$47.6	$48.8	$44.2	$48.5	$31.0	$35.2
Net income (loss)							$112.3	$22.3	$24.6	$32.7	$23.0	$27.2
Gains on sales of assets and other, net							(3.2)	(7.1)	(0.1)	(0.1)	(0.1)	(0.0)
Impairment charges							4.1	3.7	5.7	0.4	0.3	0.7
Early extinguishment of debt							1.4	7.9	1.2	0.0	0.0	0.3
Tax effect of adjustments***							(0.8)	(1.6)	(2.2)	(0.1)	(0.1)	(0.3)
Adjusted provision for income taxes****							(94.3)					
Adjusted Net Income							$19.5	$25.2	$29.3	$32.9	$23.2	$27.8
Adjusted Net Income per Share							$0.20	$0.26	$0.31	$0.37	$0.26	$0.32

* Includes a 53rd operating week.
** YTD through third quarter.
*** In the fourth quarter of 2011, we recorded an $89 million net deferred tax benefit from the release of a substantial portion of the valuation allowance on certain deferred tax assets. This release was primarily based on our improved historical and projected pre-tax income.
**** Tax adjustments for YTD 2014 and YTD 2015 uses YTD effective tax rate of 33.2% and 34.0%, respectively. Tax adjustments for full year 2013 and 2014 uses full year effective tax rate of 31.9% and 32.9%, and respectively. Tax adjustments for full year 2011 and 2012 are calculated using the Company's full year 2012 effective tax rate of 36.4%.
***** Adjusted provision for income taxes based on full year ended Dec. 27, 2012 effective income tax rate of 36.4% and excludes impact of net deferred tax benefit.

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